Subsequent Events	9 Months Ended
Sep. 30, 2013
Subsequent Events

12. Subsequent Events

On October 16, 2013, the Company completed its IPO, in which 5,000,000 shares of the Company’s common stock were sold at a price of $16.00 per share. Additionally, the underwriters of the Company’s IPO exercised the full amount of their over-allotment option resulting in the sale of an additional 750,000 shares of the Company’s common stock at a price of $16.00 per share. The Company received net proceeds of $83.8 million from the IPO, net of underwriting discounts and commissions and other estimated offering expenses. Upon consummation of the IPO, all outstanding shares of preferred stock automatically converted to common stock at the applicable conversion ratios then in effect. Subsequent to the IPO, the Company had 25,020,288 issued and outstanding shares of common stock and no outstanding shares of preferred stock.

In November 2013, Boehringer nominated a bi-specific antibody therapeutic candidate generated by the Company’s DART technology for pre-clinical development. This formal selection of a development candidate triggered a $5.0 million milestone payment to the Company under the October 2010 agreement described in Note 8, Collaboration and License Agreements. In addition, Boehringer paid an annual maintenance payment of $4.0 million to the Company in the fourth quarter of 2013.

In February 2014, Servier exercised its option to develop and commercialize MGD006 for which the Company received a $15 million license grant payment. The Company also received a $5 million milestone payment from Servier in connection with an IND application for MGD006 clearing the FDA’s 30-day review period.